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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 15, 2005


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                  333-113636                   20-0842986
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


   383 Madison Avenue
   New York, New York                                           10179
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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


Item 8.01.   Other Events
             ------------

Description of the Mortgage Pool

         Bear Stearns Asset Backed Securities I LLC (the "Registrant") plans a series of certificates, entitled Bear Stearns Asset Backed Securities I Trust 2005-AQ1 Asset-Backed Certificates, Series 2005-AQ1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2005, among Bear Stearns Asset Backed Securities I LLC as depositor, EMC Mortgage Corporation, as seller and as company, Wells Fargo Bank, National Association as master servicer and as securities administrator and U.S. Bank National Association, as trustee. The Certificates to be designated as the Series 2005-AQ1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of two loan groups of fixed and adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

Collateral Term Sheets

         Bear, Stearns & Co. Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.



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


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


Exhibit No.                         Description
-----------                         -----------
   99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Bear, Strearns & Co. Inc. to certain prospective purchasers of Bear Stearns Asset Backed Securities I Trust 2005-AQ1, Asset-Backed Certificates, Series 2005-AQ1.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            BEAR STEARNS ASSET BACKED
                                            SECURITIES I LLC


                                            By: /s/ Baron Silverstein
                                               ---------------------------------
                                               Name:  Baron Silverstein
                                               Title: Vice President


Dated: April 15, 2005

Index to Exhibits
-----------------


                                                                                         SEQUENTIALLY
EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
-----------                                -----------                                   -------------
   99.1           Collateral  Term  Sheets (as defined in Item 5) that have been               P
                  provided by Bear,  Stearns & Co.  Inc. to certain  prospective purchasers  of Bear Stearns  Asset  Backed  Securities I Trust
                  2005-AQ1, Asset-Backed Certificates, Series 2005-AQ1.

                                  EXHIBIT 99.1

                                 FILED BY PAPER